UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 27, 2013
(Date of earliest event reported: February 26, 2013)

Revlon, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 26, 2013, Revlon Consumer Products Corporation (“RCPC”), Revlon, Inc.’s wholly-owned operating subsidiary, completed its previously-announced tender offer and solicitation of consents (the “Tender Offer”) for any and all of its 9¾% Senior Secured Notes due November 2015 (CUSIP No. 761519 BB2) (the “Notes”). The Tender Offer is described in an offer to purchase and consent solicitation statement, dated January 29, 2013, and the related letter of transmittal and consent. On February 8, 2013, RCPC provided notice of its intention to redeem any Notes not purchased in the Tender Offer on March 11, 2013 pursuant to the terms of the indenture governing the Notes.

The Tender Offer expired at 11:59 p.m., New York City time, on February 26, 2013 (the “Expiration Date”).  No tenders of the Notes after the Expiration Date are valid.

Through the Expiration Date, holders of approximately $192 million aggregate principal amount of Notes had validly tendered and not validly withdrawn such Notes, representing approximately 58% of the $330 million aggregate principal amount of the Notes outstanding prior to the Tender Offer.  No additional Notes were tendered since 11:59 p.m., New York City time, on the early tender date of February 7, 2013.

This Form 8-K is neither an offer to purchase, nor a solicitation of an offer to sell, the Notes or any other securities.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the plans of Revlon, Inc. and RCPC (together, the “Company”) and their strategies, focus, beliefs and expectations, are forward-looking. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, focus and/or plans regarding future events, including as to RCPC’s plans to redeem the aggregate principal amount of 9¾% Senior Secured Notes due 2015 that remain outstanding following the Tender Offer. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2013 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unexpected costs or the inability of RCPC to consummate the redemption of the aggregate principal amount of 9¾% Senior Secured Notes due 2015 that may remain outstanding on the scheduled redemption date. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.
By: /s/ Lauren Goldberg Lauren Goldberg Executive Vice President and General Counsel
Date: February 27, 2013